SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Addition Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   AAON, Inc.
                                   ----------
                (Name of Registrant as specified in Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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    2) Aggregate number of securities to which transaction applies:

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pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                   AAON, INC.



                                    Notice of
                                 Annual Meeting
                                  May 23, 2000
                                       and
                                 Proxy Statement

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2000


         Notice is hereby given that the Annual Meeting of Stockholders of AAON, Inc. (the "Company"), will be held at 2440 South Yukon, Tulsa, Oklahoma, on Tuesday, May 23, 2000, at 10:00 A.M. (Local Time), for the following purposes:

     1.   To elect three Class III Directors for terms ending in 2003; and
     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

                                              By Order of the Board of Directors

                                              /s/ John B. Johnson, Jr.
                                              ----------------------------
                                                  John B. Johnson, Jr.
                                                  Secretary

April 12, 2000

                                   AAON, INC.
                                2425 South Yukon
                              Tulsa, Oklahoma 74107


                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 23, 2000, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

         Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on March 27, 2000, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

         Directors are elected by a plurality vote and the three nominees who receive the most votes will be elected.

         Stockholders of record on the record date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxies, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

         The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting. All Proxies received in advance of the meeting may be revoked prior to exercise.

         This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card, as well as the Company's 1999 Annual Report (which includes the Company's Annual Report on Form 10-K for the year ended December 31, 1999) will be first mailed to stockholders approximately April 24, 2000.

<PAGE 2>
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of March 27, 2000 (the record date), the Company had issued a total of 5,891,549 shares of $.004 par value Common Stock, its only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

         The following table sets forth as of March 27, 2000, the aggregate number of shares of Common Stock of the Company owned by each person known by the Company to be the beneficial owner of more than 5% of the Company's Common
Stock:

                                                                   Percent
 Name and address                     Number of shares                of
of beneficial owner                        owned                    class
-------------------                   ----------------             -------
Norman H. Asbjornson                    1,138,779 (1)                19.0
2425 South Yukon
Tulsa, Oklahoma 74107

Kern Capital Management, LLC              864,600 (2)                14.7
114 West 47th Street, Suite 1926
New York, New York 10036


(1) Includes 91,000 shares held under presently exercisable stock options. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 4,917 shares held by his IRA account and 2,325 shares under the Company's 401(k) plan.

(2) Share ownership information as to Kern Capital Management, LLC, was provided by an officer of the company.

         The following table sets forth as of March 27, 2000, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by each director of the Company and by each executive officer whose 1999 salary and bonus exceeded $100,000, and by all directors and such officers as a group:

<PAGE 3>
                                                                         Percent
Name and address of each Executive Officer      Number of Shares            of
        and Names of Other Directors                Owned (1)             Class
 -----------------------------------------      ----------------         -------

     Norman H. Asbjornson (2)                      1,138,779 (4)           19.0
     2425 South Yukon
     Tulsa, Oklahoma 74107

     Robert G. Fergus (3)                            103,830 (5)            1.8
     2425 South Yukon
     Tulsa, Oklahoma  74107

     William A. Bowen                                172,731 (6)            2.9

     John B. Johnson, Jr.                             95,000 (7)(8)         1.6

     Joseph M. Klein                                  27,500 (9)            (12)

     Thomas E.  Naugle                                47,690                (12)

     Anthony Pantaleoni                              184,984 (7)            3.1

     Charles C. Stephenson, Jr.                      233,888 (10)           4.0

     Directors and named executive officers
       as a group (eight persons)                  2,004,402 (11)          33.9

----------------------

(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
(2)  Mr. Asbjornson is a director and executive officer.
(3)  Mr. Fergus is an executive officer of the Company.
(4) Includes 91,000 shares issuable upon the exercise of stock options that are exercisable within 60 days. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 4,917 shares held by his IRA account and 2,325 shares under the Company's 401(k) plan.
(5) Includes 22,500 shares issuable upon the exercise of stock options and 1,900 shares under the Company's 401(k) plan.
(6) Includes 52,000 shares issuable upon exercise of stock options exercisable within 60 days, 10,525 shares held by Mr. Bowen's IRA account and 761 shares under the Company's 401(k) plan.
(7) Includes 55,000 shares issuable upon the exercise of stock options that are exercisable within 60 days.
(8) Includes 40,000 shares held for the account of Mr. Johnson under a broker-administered retirement plan.
(9) These shares are issuable upon the exercise of stock options that are exercisable within 60 days.
(10) Includes 27,500 shares issuable upon the exercise of stock options that are exercisable within 60 days.
(11) Includes 318,500 shares issuable upon the exercise of stock options that are exercisable within 60 days by all Executive Officers and directors.
(12) Less than 1%.

<PAGE 4>
                              ELECTION OF DIRECTORS

General

         The Board of Directors of the Company currently has seven members. The Company's Bylaws (the "Bylaws"), divide the Board of Directors into three classes having staggered terms of three years each, with Classes III, I and II having terms expiring at the Annual Meeting of Stockholders in 2000, 2001 and 2002, respectively. The Company's Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to the Company not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

         It is intended that the names of the nominees listed below will be placed in nomination and that the persons named in the proxy will vote for their election. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that any nominee will be unavailable.

Nominees
                       Class III - Term to Expire in 2003

  Name                                  Age         Current Position
  ----                                  ---         ----------------
  Norman H. Asbjornson...............    64         President and Director
  John B. Johnson, Jr. ..............    66         Secretary and Director
  Charles C. Stephenson, Jr. ........    63         Director


Directors Continuing in Office

                        Class I - Term to Expire in 2001

  Name                                  Age         Current Position
  ----                                  ---         ----------------
  Joseph M. Klein ...................    68         Director
  Thomas E. Naugle ..................    61         Director


                        Class II - Term to Expire in 2002

  Name                                  Age         Current Position
  ----                                  ---         ----------------
  William A. Bowen...................   70          Director
  Anthony Pantaleoni ................   60          Director


<PAGE 5>
Biographical Information

     Set forth below is a description of the background of each director and executive officer of the Company. The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon reelection.

     Norman H. Asbjornson has served as President and a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2000 annual meeting of stockholders. Mr. Asbjornson also serves as the President of AAON, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company ("AAON-Oklahoma"), and AAON Coil Products, Inc., a wholly-owned subsidiary of the Company ("ACP").

     William A. Bowen served as Vice President-Finance of the Company from 1989 until July, 1999. He has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2002 annual meeting of stockholders. From 1987 to 1998, Mr. Bowen was engaged in financial consulting in Tulsa, Oklahoma.

     Robert G. Fergus, age 59, has served as Vice President of the Company since 1989. Mr. Fergus also serves as Vice President of AAON-Oklahoma.

     John B. Johnson, Jr., has served as Secretary of the Company since 1989. He has served as a director of the Company since 1989 and currently serves in the class of directors who terms expire at the 2000 annual meeting of stockholders. Mr. Johnson also serves as the Secretary of AAON-Oklahoma and ACP. Mr. Johnson has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson, Jones, Dornblaser, Coffman & Shorb, which serves as General Counsel to the Company.

     Joseph M. Klein has served as a director of the Company since 1996 and currently serves in the class of directors whose terms expire at the 2001 annual meeting of stockholders. Since 1974, Mr. Klein has served as President of CCI Corporation, the business of which is truck parts sales and service and original equipment manufacture of heavy duty trucks.

     Thomas E. Naugle has served as a director of the Company since 1998 and currently serves in the class of directors whose terms expire at the 2001 annual meeting of stockholders. From 1985 to present, Mr. Naugle has served has served as Chairman of the Board of Directors and/or President of Naugle & Co., a company engaged in the business of investments. From 1984 until May, 1999, he served as Chairman of the Board of Directors of Barrett Trailers, Inc., a manufacturer of trailers. From 1986 to 1996, Mr. Naugle was Chairman of the Board of Directors of Tulsa Winch, Inc., a manufacturer of winches. From 1992 to 1996, he served as President of Hanner, Inc., an equipment leasing company.

     Anthony Pantaleoni has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2002 annual meeting of stockholders. Since 1970, Mr. Pantaleoni has been a partner of Fulbright & Jaworski L.L.P. or a predecessor firm in New York, New York. He also serves as a member of the Board of Directors of Universal Health Services, Inc., a publicly held hospital chain, and Westwood Corporation, a publicly held defense contractor.

     Kathy I. Sheffield, age 47, became Treasurer of the Company on July 1, 1999. Ms. Sheffield was the Accounting Supervisor of the Company from 1989 to 1992, when she became Accounting Manager.

<PAGE 6>
     Charles C. Stephenson, Jr., has served as a director of the Company since 1996 and currently serves in the class of directors who terms expire at the 2000 annual meeting of stockholders. Since 1987, Mr. Stephenson has served as Chairman of the Board of Directors of Vintage Petroleum, Inc., a publicly held company engaged in oil and gas production and exploration.

                    MEETINGS OF DIRECTORS AND AUDIT COMMITTEE

     The business of the Company is managed under the direction of the Board of Directors. The Board meets to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met four times during 1999, and each Director participated in at least 75% of all Board and applicable committee meetings held during the period, except for Mr. Stephenson.

     The Board of Directors has established an audit committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the audit committee, its members and the number of meetings held during 1999 are described below. The Board of Directors does not have a standing nominating or compensation committee; however, the Board of Directors does have a committee that administers the Company's Stock Option Plan.

     The Audit Committee provides the opportunity for direct communications between the independent public accountants and the Board of Directors. The Audit Committee meets with the certified public accountants to review their effectiveness during the annual audit program and to discuss the Company's internal control policies and procedures. The Audit Committee met once during fiscal year 1999. The members of the Audit Committee are currently Messrs. Klein, Naugle and Pantaleoni.

                             EXECUTIVE COMPENSATION

     Compensation. The following table sets forth information as to the compensation of the executive officers of the Company whose annual salary and bonus have exceeded $100,000.

                               Summary Compensation Table

                                                                 Long-Term
                                    Annual Compensation         Compensation
                             ---------------------------------- ------------

                                                      Other      Securities
     Name and                                         Annual     Underlying    All Other
Principal Position     Year    Salary     Bonus    Compensation Options/SARs Compensation
--------------------- ------ ---------- ---------- ------------ ------------ -------------
Norman H. Asbjornson  1999   $132,000       -0-     $2,373 (1)    5,000 (2)    $35,836 (3)
     President
                      1998   $132,000      $100     $1,729 (1)    70,000       $30,518 (3)

                      1997   $132,000       -0-     $1,413 (1)      -0-        $25,564 (3)

Robert G. Fergus      1999   $109,488     $15,000   $2,373 (1)    5,000 (2)    $ 5,746 (4)
  Vice President
                      1998   $104,898      $100     $1,729 (1)      -0-        $ 4,254 (4)

                      1997   $103,500       -0-     $1,413 (1)      -0-        $ 3,182 (4)
------------

(1) A per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma.
(2)  Granted under the Company's Stock Option Plan.
(3) Includes (i) contributions to the Company's 401(k) plan by the Company in the amounts of $6,422, $5,067 and $4,002 for the years 1999, 1998 and 1997, respectively, and (ii) the estimated dollar value of the benefit to the executive officer from premiums paid by the Company on a reverse split dollar insurance policy on the life of the executive in the amounts of $29,414, $25,451 and $21,562 for the years 1999, 1998 and 1997, respectively.
(4)  Contribution to the Company's 401(k) plan by the Company.

<PAGE 7>

     Stock Options: The following table sets forth information concerning stock options granted during 1999 by the Company to the named executive officers. No stock options were "repriced" during the past year.

                                      Options/SARs Granted in Last Fiscal Year


                                            % of Total
                             Securities    Options/SARs
                             Underlying     Granted to     Exercise or
                            Options/SARs   Employees in   Base Price per                        Grant Date
Name                          Granted       Fiscal Year       Share        Expiration Date   Present Value (2)
----                        ------------   ------------   --------------   ---------------   -----------------
Norman H. Asbjornson           5,000           1.66           $13.00             (1)              $43.050

Robert G. Fergus               5,000           1.66           $13.00             (1)              $43,050

------------

(1) Exercisable at the rate of 20%, cumulative, per year after October 13, 2000 (and until October 13, 2009).
(2) This amount was calculated using the Black-Scholes option pricing model, a complex mathematical formula that uses a number of factors to estimate the present value of stock options. The assumptions used in the valuation of the options to purchase 5,000 shares at an exercise price of $13.00 were: stock price volatility - 54.24%, expected life - eight years, interest rate
     - 6.19% and dividend yield - 0%. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive's continued employment through the vesting period and the option term.

     The following table provides information on the value of each of the named executive officer's unexercised in-the-money options to acquire Common stock at December 31, 1999.

                  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                                         Number of Securities     Value of Unexercised
                                                                        Underlying Unexercised        In-the-Money
                                                                               Options/              Options/SARs at
                                                                          SARs at FY-End (#)            FY-End ($)
                              Shares Acquired On                             Exercisable/              Exercisable/
Name                             Exercise (#)       Value Realized ($)      Unexercisable            Unexercisable (1)
----                          ------------------    ------------------  ----------------------    --------------------
Norman H. Asbjornson                   -                     -              91,000 / 69,000        $833,619 / $412,375

Robert G. Fergus                     5,000                $49,881           22,500 / 5,000         $296,663 / $6,875

--------------

(1) Calculated based on the difference between the Nasdaq National Market closing price of Common Stock on December 31, 1999, of $14.375 and the exercise price of the option.

     The Company has no Long-Term Incentive Plan ("LTIP") or "defined benefit" (pension) plan.

     The Company has no employment contracts with any of its officers, directors or employees, nor any compensatory plan or arrangement concerning any person's termination of employment or respecting any "change in control".

     Compensation of Directors. Directors of the Company are paid a fee of $1,500 per board meeting attended and they are reimbursed for out-of-pocket expenses incurred for attendance at such meetings. In addition, the Company has granted persons who are newly elected Directors of the Company an option to purchase 27,500 shares of the Company's Common Stock which options fully vest on the first anniversary of the date of grant. Messrs. Asbjornson, Bowen, Johnson and Pantaleoni were also granted 27,500 share options in 1997, five years after their original grants.

<PAGE 8>
                        REPORT ON EXECUTIVE COMPENSATION

     General. The entire Board of Directors is responsible for (i) oversight and administration of executive compensation, (ii) review of the Company's overall compensation program and (iii) administering the Company's Stock Option Plan. However, Messrs. Asbjornson and Bowen abstain from voting on their compensation There have been no "interlocks" or "insider participation" [as those terms are defined in Item 402(j) of S.E.C. Regulation S-K] in compensation decisions.

     Compensation Process and Philosophy. There are two major components to the Company's executive officer compensation: (i) base salary and (ii) option grants. The process used by the Board of Directors in determining executive compensation levels for these components has been based upon the Board of Directors' subjective judgment of qualitative and quantitative factors. No specific weights have been previously assigned to the qualitative and quantitative factors in determining the compensation levels for these components, and grants of options are not issued each year. The Board of Directors considers the recommendation of the Company's President with respect to the compensation level of the Company's executive officers, including the President. The Board of Directors ultimately determines the level of compensation for each of the Company's executive officers. The Board of Directors believes that compensation for the Company's employees, including the executive officers, must be in amounts sufficient to attract, retain and motivate key employees, while at the same time maintaining a close relationship to the Company's financial performance. The Board of Directors believes compensation decisions should be tied to individual performance and designed to encourage and reward employees for creating stockholder value. In addition, executive officers should have a significant portion of their total compensation opportunity as risk, i.e., stock options. The Company's compensation philosophy is based on the following general principles: (i) employee compensation should reflect the financial success of the overall Company and the individual's performance and (ii) encourage all employees to invest in the Company's common stock to align their interests with the stockholders' interests in maximizing value.

     Salary. Effective October 1, 1992, Mr. Asbjornson's salary was set (and remained through 1999) at an annual rate of $132,000, and the Board entered into a $1,000,000 "reverse split dollar" life insurance arrangement with him, pursuant to which the Company pays the portion of the premium attributable to the term insurance cost (determined by Internal Revenue Service "P.S. 58" rates), and is the beneficiary of the full face amount of the policy, and Mr. Asbjornson pays the amount of premium in excess of such insurance cost and is the owner-beneficiary of the greater of the cash value thereof or the amount of all premiums paid by him. Performance factors considered in setting Mr. Asbjornson's base compensation include having responsibility for establishing overall corporate philosophy and goals, organizing and staffing Company personnel, overseeing implementation of Board directives, financial budgets, marketing strategies, engineering projects and manufacturing methods. His compensation is measured both by progress toward long-term goals and current financial results.

     Mr. Fergus' annual rate of salary was increased from $106,605 to $110,868, effective December 1, 1999. The salary increase was predicated on Mr. Fergus' efforts in reducing direct labor by implementation of improved manufacturing methods and his overall job performance.

     Mr. Bowen's annual rate of compensation has been $38,564 since December 1, 1997. Additionally, the Company made 401(k) plan contributions to Mr. Bowen's account totaling $3,613 in 1999.

<PAGE 9>
     Messrs. Asbjornson, Fergus and Bowen also participate in the Company's "profit sharing" plan ($2,373 each in 1999 contributed by the Company, a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma), and Messrs. Asbjornson and Bowen received directors' fees in 1999.

Board of Directors:Norman H. Asbjornson, William A. Bowen, John B. Johnson, Jr.,
                   Joseph M. Klein, Thomas E. Naugle, Anthony Pantaleoni and Charles C. Stephenson, Jr.

                    BOARD OF DIRECTORS INTERLOCKS AND INSIDER
                     PARTICIPATION IN COMPENSATION DECISIONS

     There were no reportable business relationships between the Company (or any other corporation that requires specific disclosure under this heading) and the members of the Board of Directors in 1999.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS*


                               FISCAL YEAR ENDING

DESCRIPTION     1994       1995        1996        1997        1998        1999

AAON, INC.      $100    $ 49.12     $ 41.65     $ 64.60     $ 79.56     $122.81
PEER GROUP      $100    $127.98     $165.16     $148.79     $146.17     $141.32
NASDAQ US       $100    $141.33     $173.89     $213.07     $300.24     $542.41


                       *TOTAL RETURN BASED ON $100 INITIAL
                     INVESTMENT & REINVESTMENT OF DIVIDENDS


     The peer group consists of American Standard Companies, Fedders Corp., Lennox International, Inc., Mestek, Inc., Nortek, Inc., and York International Corp., all of which are in the business of manufacturing air conditioning and heat exchange equipment.

<PAGE 10>
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 4 furnished to the Company during its most recent fiscal year, the Company knows of no director, officer or beneficial owner of more than ten percent of the Company's Common Stock who failed to file on a timely basis reports of beneficial ownership of the Company's Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, except for Robert G. Fergus and Kathy I. Sheffield, who reported (on Forms 4) stock options granted to them three months late.

                           RELATIONSHIP WITH AUDITORS

     The Board of Directors has selected Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 2001 Annual Meeting and to be included in the Company's Proxy Statement must be received at the Company's executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 18, 2000.

     However, a stockholder who otherwise intends to present business at the 2001 Annual Meeting of stockholders, including nominations of persons to the Company's Board of Directors, must also comply with the requirements set forth in the Company's Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting or to nominate a person for the Company's Board of Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of the Company not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding Annual Meeting. Thus, a notice of a stockholder proposal or nomination for the 2001 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8, will be untimely if given before February 22, 2001 or after March 24, 2001. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed between February 22, 2001, and March 24, 2001. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Securities Exchange Act of 1934, as amended.

<PAGE 11>
                                  OTHER MATTERS

     Management knows of no business which will be presented at the 2000 Annual Meeting other than to elect directors for the ensuing year.

     The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company. It is contemplated that the solicitation will be conducted only by use of the mails. The Company will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of Common Stock of the Company registered in the names of such brokers.


                                              By Order of the Board of Directors

                                              /s/ Norman H. Asbjornson
                                              -----------------------------
                                                  Norman H. Asbjornson
                                                  President


April 12, 2000

AAON, Inc.                                                        PROXY
                                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
2425 South Yukon
Tulsa, Oklahoma 74107      The undersigned  stockholder of AAON,  Inc., a Nevada  corporation,  hereby constitutes  and appoints  John B. Johnson,  Jr., and Joseph M. Klein,  and each of them, with full power of substitution,  as attorneys and proxies to appear and vote all shares of stock of the Company  standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be
                           held at 2440 South Yukon Avenue, Tulsa, Oklahoma, on Tuesday, May 23, 2000,
                           at 10:00 a.m. (Local Time), and at any adjournment thereof, with all powers that the undersigned would possess if personally  present,  hereby revoking all previous proxies.



1. Election of Directors: FOR the three nominees listed below                 WITHHOLD AUTHORITY
                          (except as shown to the contrary below) |_|         to vote for all three nominees listed below |_|

                         Norman H. Asbjornson, John B. Johnson, Jr., and Charles C. Stephenson, Jr., for terms ending in 2003

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------------------------------------------------------

2. In their discretion, upon any other matters as may properly come before the meeting.

                                                                 (over)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all three of management's nominees for director.

     The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated April 12, 2000.

Dated: __________________________ , 2000                        _____________________________________________________

                                                                _____________________________________________________


                                                                (Please sign exactly as your name appears at left.
                                                                 When shares are held in the names of two or more
                                                                 persons, all should sign individually. Executors,
                                                                 administrators, trustees, etc., should so indicate
                                                                 when signing. When shares are held in the name of
                                                                 a corporation, the name of the corporation should
                                                                 be written first and then an authorized officer
                                                                 should sign on behalf of the corporation, showing
                                                                 the office held.)

                                                                 PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
                                                                 CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                 (over)